EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Nextest Systems Corporation for the period ended June 24, 2006, we, Robin Adler, Chairman and Chief Executive Officer and James P. Moniz, Chief Financial Officer, respectively, of Nextest Systems Corporation, hereby certify to the best of our knowledge, that:

(1)	such Annual Report on Form 10-K for the period ended June 24, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Annual Report on Form 10-K for the period ended June 24, 2006 fairly presents, in all material respects, the financial condition and results of operations of Nextest Systems Corporation.

Date: September 12, 2006	/s/ ROBIN ADLER
Robin Adler Chief Executive Officer (Principal Executive Officer)

Date: September 12, 2006	/s/ JAMES P. MONIZ
James P. Moniz Chief Financial Officer (Principal Financial Officer)